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                                    EXHIBIT q.

                                Power of Attorney


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HARTFORD ADVISERS HLS FUND, INC., HARTFORD BOND HLS FUND, INC., HARTFORD CAPITAL
APPRECIATION HLS FUND, INC., HARTFORD DIVIDEND AND GROWTH HLS FUND, INC., HARTFORD GLOBAL ADVISERS HLS FUND, INC., HARTFORD INDEX HLS FUND, INC., HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC., HARTFORD MIDCAP HLS FUND, INC., HARTFORD MORTGAGE SECURITIES HLS FUND, INC., HARTFORD SERIES FUND, INC.,
HARTFORD SMALL COMPANY HLS FUND, INC., HARTFORD STOCK HLS FUND, INC., HARTFORD MONEY MARKET HLS FUND, INC. , THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD INCOME SHARES FUND, INC.

                                POWER OF ATTORNEY

            Winifred E. Coleman                        Phillip O. Peterson
            Tamara L. Fagely                           Millard H. Pryor, Jr.
            Robert M. Gavin, Jr.                       Lowndes A. Smith
            Duane E. Hill                              John K. Springer
            George R. Jay                              David M. Znamierowski
            Thomas M. Marra


do hereby jointly and severally authorize Kevin J. Carr, Daniel E. Burton or Katherine Vines Trumbull, to sign as their agent any Securities Act of 1933 and/or Investment Company Act of 1940 Registration Statement, pre-effective amendment or post-effective amendment and any Application for Exemption Relief or other filings with the Securities and Exchange Commission relating to each of the above-referenced investment companies.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

/s/ Winifred E. Coleman                   Dated    August 1, 2002
-----------------------                            -----------------
Winifred E. Coleman


/s/ Tamara L. Fagely                      Dated    August 1, 2002
-----------------------                            -----------------
Tamara L. Fagely


/s/ Robert M. Gavin, Jr.                  Dated    August 1, 2002
-----------------------                            -----------------
Robert M. Gavin, Jr.


/s/ Duane E. Hill                         Dated    August 1, 2002
-----------------------                            -----------------
Duane E. Hill


/s/ George R. Jay                         Dated    August 1, 2002
-----------------------                            -----------------
George R. Jay

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/s/ Thomas M. Marra                      Dated    August 1, 2002
------------------------                          -----------------
Thomas M. Marra


/s/ Phillip O. Peterson                   Dated    August 1, 2002
------------------------                           -----------------
Phillip O. Peterson


/s/ Millard H. Pryor, Jr.                 Dated    August 1, 2002
-------------------------                          -----------------
Millard H. Pryor, Jr.


/s/ Lowndes A. Smith                      Dated    August 1, 2002
------------------------                           -----------------
Lowndes A. Smith


/s/ John K. Springer                      Dated    August 1, 2002
------------------------                           -----------------
John K. Springer


/s/ David M. Znamierowski                 Dated    August 1, 2002
-------------------------                          -----------------
David M. Znamierowski